    Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Flexpoint Sensor Systems, Inc. (the “Company”) for the period ending March 31, 2017 as filed with the Securities and Exchange Commission (the “Report”), I, Clark M. Mower, Chief Executive Officer and Principal Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated:  May 15, 2017

/s/ Clark M. Mower

                                                                                                                 Clark M. Mower

Chief Executive Officer

Principal Financial Officer